UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 30, 2005

OMEGA HEALTHCARE INVESTORS, INC.
(Exact name of registrant as specified in charter)

Maryland	1-11316	38-3041398
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9690 Deereco Road
Suite 100
Timonium, Maryland 21093
(Address of principal executive offices / Zip Code)

(410) 427-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act.

Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.

Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

On December 30, 2005, Omega Healthcare Investors, Inc., a Maryland corporation (the “Company”), and Wachovia Bank, National Association, as trustee (the “Trustee”), entered into Supplemental Indenture No. 2 (the “Second Supplemental Indenture”), amending and supplementing the Indenture dated as of January 24, 1997 between the Company and the Trustee, as amended and supplemented by Supplemental Indenture No. 1 dated as of August 5, 1997 (the “First Supplemental Indenture”) between the Company and the Trustee (as amended and supplemented by the First Supplemental Indenture, the “Original Indenture”), pursuant to which the Company issued its 6.95% notes due 2007 (the “2007 Notes”).

The terms of the 2007 Notes were governed by the Original Indenture. Prior to the execution of the Second Supplemental Indenture, the Original Indenture contained certain covenants that limited the ability of the Company and its subsidiaries to, among other things, incur debt; incur secured debt; make certain dividend payments, distributions and investments; enter into certain transactions, including transactions with affiliates; restrict dividends or other payments from subsidiaries; merge, consolidate or transfer all or substantially all of their respective assets; and sell assets. The Original Indenture also contained customary events of default including, without limitation, failure to make required payments, failure to comply with certain agreements or covenants, cross-defaults to certain other indebtedness in excess of specified amounts, certain events of bankruptcy and insolvency, and failure to pay certain judgments.

The Second Supplemental Indenture became effective on December 30, 2005 when, pursuant to the Company’s offer to purchase all of the outstanding 2007 Notes and consent solicitation with respect to the Second Supplemental Indenture initiated on December 16, 2005 (the “Tender Offer and Consent Solicitation”), the Company delivered written notice to the Trustee that the Company received the requisite consent of holders of the 2007 Notes to enter into the Second Supplemental Indenture. As of December 30, 2005, the Company has accepted tenders and consents representing 79.3% of the aggregate principal amount of 2007 Notes outstanding. The consideration for the 2007 Notes accepted for purchase was paid with the proceeds of the Company’s offering of $175 million aggregate principal amount of its 7% senior notes due 2016 (the “2016 Notes”).

The Second Supplemental Indenture amends and supplements the Original Indenture as follows:

(a)  The following Sections of the Original Indenture, and any corresponding provisions in the 2007 Notes, hereby are deleted in their entirety and replaced with “Intentionally Omitted.”:

Existing Section Number   Caption
        SECTION 801.              Company May Consolidate, Etc. Only on Certain Terms.
SECTION 1002.     Maintenance of Office or Agency.
SECTION 1004.     Statement as to Compliance.
SECTION 1006.     SEC Reports.
SECTION 1007.     Limitations on Dividends,
                 Distributions and Acquisitions of  Capital Stock.
SECTION 1008.     Existence.

(b)  Subsections (4) through (8) of Section 501 (Events of Default) of the Original Indenture, and any corresponding provisions in the 2007 Notes, hereby are deleted in their entirety and replaced with “Intentionally Omitted.”

(c)  The first paragraph of Section 1104 of the Original Indenture (Notice of Redemption), and any corresponding provisions in the 2007 Notes, hereby are deleted in their entirety and replaced with the following:
“Notice of redemption shall be given in the manner provided in Section 106 not less than 3 nor more than 25 days prior to the Redemption Date unless a shorter period is specified in the Debt Security of the series to be redeemed, to each Holder of Debt Securities to be redeemed, but failure to give such notice in the manner herein provided to the Holder of any Debt Securities designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other such Debt Securities or portion thereof.”

(d)  Subsections (b) through (f) of Section 1504 (Conditions to Defeasance or Covenant Defeasance) of the Original Indenture and any corresponding provisions in the 2007 Notes, hereby are deleted in their entirety and replaced with “Intentionally Omitted.”

(e)  The following Sections of the First Supplemental Indenture, and any corresponding provisions in the 2007 Notes, hereby are deleted in their entirety and replaced with “Intentionally Omitted.”:

Existing Section Number   Caption
SECTION 2.4.    Limitations on Incurrence of Debt.
SECTION 2.15.     Provision of Financial Information.

The foregoing description is qualified by reference in its entirety to the entire text of the Second Supplemental Indenture and the press release dated December 30, 2005, copies of which are filed herewith as Exhibit 4.1 and Exhibit 99.1, respectively, and are incorporated by reference into this Item 1.01.

Item 1.02 Termination of a Material Definitive Agreement

The information set forth in Items 1.01 and 2.04 is incorporated by reference herein.

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On December 30, 2005, the Company informed the Trustee of its election to redeem the 2007 Notes in full (the “Redemption”) and irrevocably deposited in trust with the Trustee cash in an amount necessary to fully redeem the 2007 Notes (the “Redemption Fund”) pursuant to the Original Indenture as amended and supplemented by the Second Supplemental Indenture (as amended and supplemented, the “Indenture”). The Company also irrevocably instructed the Trustee to deliver, in accordance with the Original Indenture, notice to all holders of the 2007 Notes that all of the outstanding 2007 Notes will be redeemed on January 18, 2006 (the “Redemption Date”). The 2007 Notes not otherwise tendered to the Company pursuant to the Tender Offer and Consent Solicitation will be redeemed with funds from the Redemption Fund at a redemption price equal to 103.389% of the principal amount of 2007 Notes, plus accrued and unpaid interest through the Redemption Date, for a total redemption price of $1,066.13 per each $1,000.00 principal amount of 2007 Notes.

On December 30, 2005, upon the Company’s irrevocable funding of the redemption price for the 2007 Notes and certain other acts required by the Indenture, the Trustee certified in writing to the Company (the “Certificate of Satisfaction and Discharge”) that the Indenture was satisfied and discharged and shall have no further effect as of December 30, 2005, except for certain provisions relating to, among other things, the Trustee’s duties and obligations and the Company’s indemnification of the Trustee. In accordance with FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities, the Company intends to remove the 2007 Notes and the amount of the Redemption Fund held in trust by the Trustee from its balance sheet as of the date of receipt of the Certificate of Satisfaction and Discharge from the Trustee.

Item 3.03 Material Modifications to Rights of Security Holders.

The information set forth in Items 1.01 and 2.04 is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number         Description

4.1	Second Supplemental Indenture, dated as of December 30, 2005, among Omega Healthcare Investors, Inc. and Wachovia Bank, National Association, as trustee.

99.1	Press Release dated December 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.
(Registrant)

Dated: January 5, 2006                 By: /s/ C. Taylor Pickett
C. Taylor Pickett
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number           Description

4.1	Second Supplemental Indenture, dated as of December 30, 2005, among Omega Healthcare Investors, Inc. and Wachovia Bank, National Association, as trustee.

99.1	Press Release dated December 30, 2005.